Exhibit 99.1

News Release

AppFolio, Inc. Announces Third Quarter 2018 Financial Results

SANTA BARBARA, Calif., October 29, 2018 (GLOBE NEWSWIRE) -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a leading provider of cloud-based business software solutions, today announced its financial results for the quarter ended September 30, 2018 and has updated its financial guidance for fiscal year 2018.

AppFolio's operating results for the third quarter of 2018 are summarized in the tables accompanying this press release. The Company nevertheless urges investors to review its Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission (the "SEC") on February 26, 2018, as well as its more detailed third quarter 2018 results that will be included in the Company's Quarterly Report on Form 10-Q, which will be filed with the SEC on October 29, 2018. These periodic report filings, together with other documents the Company files with the SEC from time to time, will be accessible on AppFolio's website, http://ir.appfolioinc.com. The limited information that follows in this press release is not adequate for making an informed investment judgment.

Financial Outlook
Based on information available as of October 29, 2018, AppFolio has updated its financial guidance for fiscal year 2018 as follows:

•	Full year revenue is expected to be in the range of $187 million to $188 million.

•	Diluted weighted average shares outstanding are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, October 29, 2018 at 1:30 p.m. Pacific Time, 4:30 p.m. Eastern Time, to discuss its financial results. Investors are invited to submit questions to management via the Investor Q&A form located on the Investor Overview section of AppFolio's website.

A live webcast of the call will be available at http://ir.appfolioinc.com, and it may also be accessed by dialing 866-393-4306 (Domestic), or 734-385-2616 (International). The conference ID is 1199261. A replay will be available at 855-859-2056 (Domestic) and 404-537-3406 (International) until the end of day November 1, 2018, and an archived webcast will be available for 12 months on the Company's website.

About AppFolio, Inc.
AppFolio's mission is to revolutionize vertical industry businesses by providing great software and service. Our cloud-based solutions serve customers in the real estate and legal markets. Today our products include property management software (AppFolio Property Manager) and legal practice management software (MyCase). AppFolio was founded in 2006 and is headquartered in Santa Barbara, CA.  Learn more at www.appfolioinc.com.

Investor Relations Contact: ir@appfolio.com

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “could,” “will,” “would,” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to the Company's future or assumed revenue and fully diluted weighted-average outstanding shares.

Forward-looking statements represent AppFolio's current beliefs and assumptions based on information currently available. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause the Company's actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in AppFolio's Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 26, 2018, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward looking statements.

Except as required by applicable law or the rules of the NASDAQ Global Market, AppFolio assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except par values)

	September 30, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$13,745	$16,109
Investment securities—current	31,823	29,800
Accounts receivable, net	5,489	3,387
Prepaid expenses and other current assets	10,916	4,546
Total current assets	61,973	53,842
Investment securities—noncurrent	19,861	22,401
Property and equipment, net	6,699	6,696
Capitalized software, net	19,172	17,609
Goodwill	15,548	6,737
Intangible assets, net	6,179	1,725
Other assets	6,757	1,238
Total assets	$136,189	$110,248
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,108	$610
Accrued employee expenses	7,493	10,710
Accrued expenses	7,715	4,289
Deferred revenue	3,172	7,080
Other current liabilities	1,296	1,223
Total current liabilities	20,784	23,912
Other liabilities	7,042	1,257
Total liabilities	27,826	25,169
Stockholders’ equity:
Preferred stock, $0.0001 par value, 25,000 authorized and no shares issued and outstanding as of September 30, 2018 and December 31, 2017	—	—
Class A common stock, $0.0001 par value, 250,000 shares authorized as of September 30, 2018 and December 31, 2017; 15,984 and 14,879 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively;	2	1
Class B common stock, $0.0001 par value, 50,000 shares authorized as of September 30, 2018 and December 31, 2017; 18,250 and 19,102 shares issued and outstanding as of September 30, 2018 and December 31, 2017, respectively;	2	3
Additional paid-in capital	155,556	152,531
Accumulated other comprehensive loss	(232)	(209)
Accumulated deficit	(46,965)	(67,247)
Total stockholders’ equity	108,363	85,079
Total liabilities and stockholders’ equity	$136,189	$110,248

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue	$50,126	$37,903	$139,706	$105,906
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	19,282	14,053	53,624	40,747
Sales and marketing	8,681	7,257	23,711	21,556
Research and product development	6,440	4,367	17,523	11,998
General and administrative	6,541	5,405	17,105	15,310
Depreciation and amortization	3,705	3,237	10,784	9,347
Total costs and operating expenses	44,649	34,319	122,747	98,958
Income from operations	5,477	3,584	16,959	6,948
Other income (expense), net	1	(5)	(20)	(93)
Interest income, net	229	155	631	377
Income before provision for income taxes	5,707	3,734	17,570	7,232
Provision for income taxes	183	52	252	93
Net income	$5,524	$3,682	$17,318	$7,139

Net income per common share:
Basic	0.16	0.11	0.51	0.21
Diluted	0.16	0.10	0.49	0.20
Weighted average common shares outstanding:
Basic	34,219	33,905	34,154	33,817
Diluted	35,610	35,205	35,524	35,091

Stock-Based Compensation Expense
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$282	$189	$752	$527
Sales and marketing	270	186	708	516
Research and product development	218	173	730	471
General and administrative	994	1,040	2,229	2,790
Total stock-based compensation expense	$1,764	$1,588	$4,419	$4,304

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Cash from operating activities
Net income	$5,524	$3,682	$17,318	$7,139
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,705	3,237	10,784	9,347
Purchased investment premium, net of amortization	5	82	99	(22)
Amortization of deferred financing costs	16	16	48	48
Amortization of deferred costs	547	—	1,312	—
(Income) loss on disposal of property and equipment	(2)	5	18	94
Stock-based compensation	1,764	1,588	4,419	4,304
Changes in operating assets and liabilities:
Accounts receivable	703	813	(1,465)	(908)
Prepaid expenses and other current assets	(4,655)	(644)	(5,214)	(856)
Other assets	(3,176)	(3)	(5,003)	(54)
Accounts payable	(362)	688	477	369
Accrued employee expenses	(1,185)	270	(3,225)	846
Accrued expenses	1,964	919	3,397	1,713
Deferred revenue	(958)	(529)	(4,247)	(130)
Other liabilities	5,657	(434)	5,883	(334)
Net cash provided by operating activities	9,547	9,690	24,601	21,556
Cash from investing activities
Purchases of property and equipment	(1,160)	(843)	(1,740)	(1,680)
Additions to capitalized software	(3,492)	(2,814)	(8,997)	(8,085)
Purchases of investment securities	(7,952)	(2,000)	(28,784)	(17,597)
Sales of investment securities	696	15	701	15
Maturities of investment securities	12,882	3,485	28,477	10,974
Cash paid in business acquisition	(14,441)	—	(14,441)	—
Purchases of intangible assets	—	—	—	(1)
Net cash used in investing activities	(13,467)	(2,157)	(24,784)	(16,374)
Cash from financing activities
Proceeds from stock option exercises	55	122	713	508
Tax withholding for net share settlement	(400)	(263)	(2,894)	(1,608)
Proceeds from issuance of debt	30	29	93	88
Principal payments on debt	(30)	(29)	(93)	(88)
Net cash used in financing activities	(345)	(141)	(2,181)	(1,100)
Net (decrease) increase in cash and cash equivalents	(4,265)	7,392	(2,364)	4,082
Cash, cash equivalents and restricted cash
Beginning of period	18,438	7,816	16,537	11,126
End of period	$14,173	$15,208	$14,173	$15,208

The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the Condensed Consolidated Balance Sheets to the total of the same such amounts shown above (in thousands):

	September 30,
	2018	2017
Cash and cash equivalents	$13,745	$14,781
Restricted cash included in other assets	428	427
Total cash, cash equivalents and restricted cash	$14,173	$15,208